THE AAL MUTUAL FUNDS

Supplement to Prospectus dated June 27, 2003
Regarding
The AAL Balanced Fund

The first paragraph under the heading "Investment Strategy" for The AAL Balanced Fund is replaced with the following sentence: "The Fund invests in a combination of common stocks, bonds, and money market instruments."

The information under the heading "Portfolio Management" for The AAL Balanced Fund is replaced with the following sentence: "The AAL Balanced Fund is managed by a team of investment professionals from Thrivent Investment Management Inc., the Fund's investment adviser."

This date of this Supplement is May 28, 2004.

Please include this Supplement with your Prospectus.